SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 1997

                      RIO HOTEL & CASINO, INC.
         (Exact name of Registrant as specified in charter)

                               Nevada
           (State or other jurisdiction of incorporation)

         0-13760                           95-3671082
 (Commission File Number)       (IRS Employee Identification No.)

3700 West Flamingo Road, Las Vegas, Nevada              89103
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (702) 252-7733

                           Not Applicable
    (Former name or former address, if changed since last report)

THIS DOCUMENT CONSISTS OF 194 PAGES.  THE EXHIBIT INDEX IS ON PAGE 6.

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Item 5.   OTHER EVENTS.

      On February 4, 1997, Rio Hotel & Casino, Inc. (the "Company"), and its wholly owned subsidiary, Rio Properties, Inc. (the "Guarantor"), entered into an agreement with Salomon Brothers Inc and BancAmerica Securities, Inc. (the "Initial Purchasers") for the sale by the Company of $125 million in principal amount of the Company's 9 1/2% Senior Subordinated Notes Due 2007 (the "Notes"). The Notes were purchased by the Initial Purchasers for resale to qualified institutional buyers and institutional accredited investors. The net proceeds from the sale of the Notes (estimated to be approximately $121.3 million after the deduction of discounts and commissions of 2.75% and estimated offering expenses of $250,000) will be used to reduce amounts outstanding under the Guarantor's $200 million revolving credit facility.

      The Notes were issued under an indenture (the "Indenture") dated February 11, 1997 among the Company, the Guarantor and IBJ Schroder Bank & Trust Company, as trustee. The following summary of certain provisions of the Indenture does not purport to be complete and is subject to the provisions of the Indenture and the Notes. Capitalized terms not otherwise defined have the same meanings assigned to them in the Indenture.


Notes                    $125   million  in  aggregate  principal
                         amount  of  9 1/2%  Senior  Subordinated
                         Notes Due 2007.

Maturity Date            April 15, 2007.

Interest Payment Dates   April  15  and  October  15,  commencing
                         April 15, 1996.

Rio Guarantee            The     Notes     are    unconditionally
                         guaranteed  (the "Rio Guarantee")  on  a
                         senior   subordinated   basis   by   the
                         Guarantor,   the   Company's   principal
                         operating subsidiary.

Subordination of Notes   The  Notes are subordinated in right  of
                         payment  to  all  existing  and   future
                         Senior  Indebtedness of the Company  and
                         are  structurally  subordinated  to  all
                         existing  and  future  indebtedness  and
                         other   liabilities   (including   trade
                         payables)      of     the      Company's
                         subsidiaries.

Subordination of Rio
Guarantee                The  Rio  Guarantee is  subordinated  in
                         right  of  payment to all  existing  and
                         future  Senior Indebtedness of Guarantor
                         and  is structurally subordinated to all
                         existing  and  future  indebtedness  and
                         other   liabilities   (including   trade
                         payables)     of     the     Guarantor's
                         subsidiaries.

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Optional Redemption      The  Notes may be redeemed at the option
                         of  the Company, in whole or in part, at
                         any time on or after April 15, 2002,  at
                         the  redemption prices set forth in  the
                         Indenture,   plus  accrued  and   unpaid
                         interest,    if   any,    through    the
                         redemption date.

Regulatory Redemption    If  any  holder or beneficial  owner  of
                         Notes  is  required to be found suitable
                         and  is not found suitable by the Nevada
                         Gaming     Commission    (the    "Nevada
                         Commission"),  (i)  the  holder   shall,
                         upon request of the Company, dispose  of
                         such  holder's Notes within 30  days  or
                         within   the  time  prescribed  by   the
                         Nevada    Commission,    whichever    is
                         earlier,  or  (ii) the Company  may,  at
                         its  option,  redeem the holder's  Notes
                         at  the  lesser  of  (x)  the  principal
                         amount  thereof, (y) the Current  Market
                         Price,  or  (z) the price at  which  the
                         Notes   were  acquired  by  the  holder,
                         without,   in  any  case,  accrued   and
                         unpaid  interest  to  the  date  of  the
                         finding  of unsuitability by the  Nevada
                         Commission,  unless  payment   of   such
                         interest  is  permitted  by  the  Nevada
                         Commission.

Change of Covenants      Upon  a  Change of Control, each  holder
                         of  Notes will have the right to require
                         the  Company to repurchase all  or  part
                         of  such holder's Notes at a price equal
                         to   101%  of  the  aggregate  principal
                         amount  thereof, plus accrued and unpaid
                         interest,  if  any,  to  the   date   of
                         repurchase.   The  Company's  obligation
                         to repurchase the Notes is guaranteed on a senior subordinated basis by the Guarantor.

Principal Covenants      The     Indenture    contains    certain
                         covenants  that,  among  other   things,
                         limit  the  ability of the  Company  and
                         its  Restricted  Subsidiaries  to  incur
                         additional  indebtedness, pay  dividends
                         or   make   other  distributions,   make
                         investments,   repurchase   subordinated
                         obligations  or  capital  stock,  create
                         certain  liens  (except,  among  others,
                         liens   securing  Senior  Indebtedness),
                         enter  into  certain  transactions  with
                         affiliates,  sell assets of the  Company
                         or   its  subsidiaries,  issue  or  sell
                         subsidiary  stock, create or  permit  to
                         exist   restrictions  on   distributions
                         from   subsidiaries,   or   enter   into
                         certain mergers and consolidations.

Exchange Offer;
  Registration Rights    Pursuant  to  a  registration  agreement
                         between  the  Company  and  the  Initial
                         Purchasers,  the Company  will  commence
                         an   exchange  offer  pursuant   to   an
                         effective   registration  statement   or
                         cause  the Notes to be registered  under
                         the   Securities  Act   of   1933   (the
                         "Securities Act") pursuant to  a  resale
                         shelf  registration  statement.   If  an
                         exchange  offer  registration

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                         statement  is  not  (i)  filed within 60
                         days after the date of original issuance
                         of the Notes  or (ii) declared effective
                         within   150   days  after  the date  of
                         original issuance  of the Notes, special
                         interest  will  accrue  and  be  payable
                         semiannually  until  such  time  as   an
                         exchange  offer  registration  statement
                         is  filed  or becomes  effective, as the
                         case may be. In addition, if an exchange
                         offer is not  consummated  or  a  resale
                         shelf  registration  statement  is   not
                         declared within 180 days after the  date
                         of  original  issuance  of  the   Notes,
                         special interest will accrue and be payable semiannually until such time as an exchange offer is consummated or a resale shelf registration is declared effective, as the case may be.

Transfer Restrictions    The   Notes  have  not  been  registered
                         under the Securities Act or under any state securities laws and are subject to certain restrictions on transfer.
                         The Exchange Notes registered pursuant to an effective registration statement generally will be freely transferable.

PORTAL Listing           The   Notes  to  be  sold  to  qualified
                         institutional buyers are expected to  be
                         eligible  for  trading  in  the   PORTAL
                         market.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Financial statements of business acquired.
           Not applicable.

      (b)  Pro forma financial information.
           Not applicable.

      (c)  Exhibits.

EXHIBIT
NUMBER                         DESCRIPTION

4.1     Purchase Agreement dated February 4, 1997 by Rio Hotel  &
        Casino, Inc. and Rio Properties, Inc. and confirmed and accepted by Salomon Brothers Inc for itself and on behalf of BancAmerica Securities, Inc.

4.2     Registration  Agreement dated February  4,  1997  by  Rio
        Hotel & Casino, Inc., and Rio Properties, Inc. and accepted February 4, 1997 by Salomon Brothers Inc and
        BancAmerica Securities, Inc.

4.3     Indenture dated as of February 11, 1997, among Rio  Hotel
        &  Casino,  Inc., Rio Properties, Inc. and  IBJ  Schroder
        Bank & Trust Company.

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RIO HOTEL & CASINO, INC.
                                         (Registrant)


Date:  February 21, 1997      By:/s/ Ronald J. Radcliffe
                                 Ronald J. Radcliffe
                                 Vice President, Treasurer and
                                  Chief Financial Officer

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                          EXHIBIT INDEX

EXHIBIT
NUMBER                         DESCRIPTION

4.1      Purchase  Agreement dated February 4, 1997 by Rio  Hotel
         & Casino, Inc. and Rio Properties, Inc. and confirmed and accepted by Salomon Brothers Inc for itself and on behalf of BancAmerica Securities, Inc.

4.2      Registration  Agreement dated February 4,  1997  by  Rio
         Hotel & Casino, Inc., and Rio Properties, Inc. and accepted February 4, 1997 by Salomon Brothers Inc and
         BancAmerica Securities, Inc.

4.3      Indenture  dated  as  of February 11,  1997,  among  Rio
         Hotel  &  Casino,  Inc., Rio Properties,  Inc.  and  IBJ
         Schroder Bank & Trust Company.

                                6

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